INCOME TAXES	12 Months Ended
May 31, 2012
INCOME TAXES

NOTE F — INCOME TAXES

The provision for income taxes is calculated in accordance with ASC 740, which requires the recognition of deferred income taxes using the liability method.

Income (loss) before income taxes as shown in the Consolidated Statements of Income is summarized below for the periods indicated. Certain foreign operations are branches of RPM International Inc.’s subsidiaries and are therefore subject to income taxes in both the United States and the respective foreign jurisdictions. Accordingly, the provision (benefit) for income taxes by jurisdiction and the income (loss) before income taxes by jurisdiction may not be directly related.

Year Ended May 31,	2012	2011	2010
(In thousands)
United States	$187,687	$217,427	$198,103
Foreign	140,602	77,626	70,351

Income Before Income Taxes	$328,289	$295,053	$268,454

Provision (benefit) for income taxes consists of the following for the periods indicated:

Year Ended May 31,	2012	2011	2010
(In thousands)
Current:
U.S. Federal	$45,547	$37,871	$8,407
State and local	6,836	4,764	4,854
Foreign	49,231	41,542	41,581

Total Current	101,614	84,177	54,842

Deferred:
U.S. Federal	(787)	8,186	37,651
State and local	(572)	2,200	1,235
Foreign	(5,729)	(2,678)	(6,401)

Total Deferred	(7,088)	7,708	32,485

Provision for Income Taxes	$94,526	$91,885	$87,327

The significant components of deferred income tax assets and liabilities as of May 31, 2012 and 2011 were as follows:

	2012	2011
(In thousands)
Deferred income tax assets related to:
Inventories	$8,719	$8,726
Allowance for losses	8,935	9,713
Accrued compensation and benefits	113,934	70,744
Accrued other expenses	6,525	5,397
Other long-term liabilities	24,931	19,345
Net operating loss and credit carryforwards	76,740	71,397

Total Deferred Income Tax Assets	239,784	185,322
Less: valuation allowances	(75,167)	(70,408)

Net Deferred Income Tax Assets	164,617	114,914

Deferred income tax (liabilities) related to:
Depreciation	(46,045)	(46,807)
Pension and other postretirement benefits	(15,824)	(18,120)
Amortization of intangibles	(109,206)	(94,265)

Total Deferred Income Tax (Liabilities)	(171,075)	(159,192)

Deferred Income Tax Assets (Liabilities), Net	$(6,458)	$(44,278)

At May 31, 2012, we had U.S. federal foreign tax credit carryforwards of approximately $21.7 million, which expire starting in 2014. Additionally at May 31, 2012 we had approximately $7.1 million of state net operating loss carryforwards that expire at various dates beginning in 2013 and foreign net operating loss carryforwards of approximately $210.7 million, of which approximately $26.5 million will expire at various dates beginning in 2013 and approximately $184.2 million that have an indefinite carryforward period. Also, as of May 31, 2012, we had foreign capital loss carryforwards of approximately $19.2 million that have an indefinite carryforward. These net operating loss, capital loss and foreign tax credit carryforwards may be used to offset a portion of future taxable income and, thereby, reduce or eliminate our U.S. federal, state or foreign income taxes otherwise payable.

When evaluating the realizability of deferred income tax assets, we consider, amongst other items, whether a jurisdiction has experienced cumulative pretax losses and whether a jurisdiction will generate the appropriate character of income to recognize a deferred income tax asset. More specifically, if a jurisdiction experiences cumulative pretax losses for a period of three years, including the current fiscal year, or if a jurisdiction does not have sufficient income of the appropriate character in the relevant carryback or projected carryforward periods, we typically conclude that it is more likely than not that the respective deferred tax asset should not be realized unless factors such as expected operational changes, availability of prudent and feasible tax planning strategies, reversal of taxable temporary differences or other information exists that would lead us to conclude otherwise. If, after we have evaluated these factors, the deferred income tax assets are not expected to be realized within the carryforward or carryback periods allowed for that jurisdiction, we would conclude that a valuation allowance is required. To the extent that the deferred income tax asset is expected to be utilized within the carryback or carryforward periods, we would conclude that a valuation allowance would not be required.

In applying the above, we determined, based on the available evidence, that it is uncertain whether future taxable income of certain of our foreign subsidiaries, as well as anticipated foreign source income, will be significant enough to recognize certain of these deferred tax assets. As a result, we recorded net incremental valuation allowances of approximately $4.8 million in fiscal 2012. An increase of approximately $9.8 million is associated with translated foreign net operating losses, principally related to European entities, not expected to be utilized during the respective tax carryforward periods. This increase is offset by approximately $5.0 million associated with reductions in foreign tax credit carryforwards.

Total valuation allowances of approximately $75.2 million and $70.4 million have been recorded as of May 31, 2012 and 2011, respectively. The recorded valuation allowances relate to U.S. federal foreign tax credit carryforwards, certain foreign net operating losses and net foreign deferred tax assets. A portion of the valuation allowance is associated with deferred tax assets recorded in acquisition accounting. In accordance with ASC 805, any reversal of a valuation allowance that was recorded in acquisition accounting reduces income tax expense.

The following table reconciles income tax expense (benefit) computed by applying the U.S. statutory federal income tax rate against income (loss) before income taxes to the provision (benefit) for income taxes:

Year Ended May 31,	2012	2011	2010
(In thousands)
Income tax expense (benefit) at the U.S. statutory federal income tax rate	$114,901	$103,141	$93,959
Impact of foreign operations	(32,192)	(39,932)	(32,529)
State and local income taxes net of federal income tax benefit	4,073	4,527	3,958
Tax benefits from the domestic manufacturing deduction	(3,744)	(2,750)	(756)
Nondeductible business expense	1,304	1,404	1,560
Valuation allowance	9,353	24,994	18,107
Other	831	501	3,028

Provision (Benefit) for Income Tax Expense	$94,526	$91,885	$87,327

Effective Income Tax Rate	28.8%	31.1%	32.5%

Uncertain income tax positions are accounted for in accordance with ASC 740. The following table summarizes the activity related to unrecognized tax benefits:

(In millions)	2012	2011	2010
Balance at June 1	$6.4	$2.7	$2.8
Additions based on tax positions related to current year	—	0.3	0.3
Additions for tax positions of prior years	0.5	3.9	1.2
Reductions for tax positions of prior years	(0.4)	(0.5)	(0.2)
Settlements	(3.2)	—	(1.4)

Balance at May 31	$3.3	$6.4	$2.7

During fiscal 2012 we settled the U.S. federal income tax examination for fiscal years 2007 and 2008. Additionally, we successfully petitioned a prior year income tax assessment from a non-U.S. jurisdiction. As a result, our reserve for unrecognized tax benefits was reduced for these two fiscal 2012 events by approximately $3.2 million.

The total amount of unrecognized tax benefits that would impact the effective tax rate, if recognized, was $2.4 million at May 31, 2012, $5.1 million at May 31, 2011 and $1.8 million at May 31, 2010. We do not anticipate any significant changes to the total unrecognized tax benefits within the next 12 months.

We recognize interest and penalties related to unrecognized tax benefits in income tax expense. At May 31, 2012, 2011 and 2010, the accrual for interest and penalties was $1.5 million, $1.6 million and $1.5 million, respectively. Unrecognized tax benefits, including interest and penalties, have been classified as other long-term liabilities unless expected to be paid in one year.

We, or our subsidiaries, file income tax returns in the U.S. and in various state, local and foreign jurisdictions. As of May 31, 2012 we are subject to U.S. federal income tax examinations for the fiscal years 2009 through 2012. In addition, with limited exceptions, we, or our subsidiaries, are generally subject to state and local or non-U.S. income tax examinations by tax authorities for the fiscal years 2005 through 2012.

We are currently under examination, or have been notified of an upcoming tax examination for various Non-U.S. and U.S. jurisdictions including an ongoing Internal Revenue Service (“IRS”) examination of the company’s U.S. income tax returns for the fiscal 2009 and 2010 tax years. Although it is possible that certain tax examinations, including the IRS examination of fiscal years 2009 and 2010, could be resolved during the next 12 months, the timing and outcomes are uncertain.

We include SPHC and its domestic subsidiaries (collectively, the “SPHC Group”) in our consolidated federal income tax return. We entered into a tax-cooperation agreement (the “Agreement”) with the SPHC Group, effective from June 1, 2010. Generally, the Agreement provides, amongst other items, that the federal income taxes of the SPHC Group are to be computed on a stand-alone separate return basis. The current portion of such income tax payable, if any, is due from the SPHC Group to us. Conversely, subject to the terms of the Agreement, income tax benefits associated with net operating loss or tax credit carryovers generated by the SPHC Group, if any, for the taxable year that benefits our consolidated income tax return for that taxable year are payable by us to the SPHC Group. Additionally, pursuant to the terms of the Agreement, a similar approach is applied to consolidated, combined or unitary state tax returns.